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                                                                   Exhibit 10(b)
THE FRESH JUICE COMPANY, INC.

                           INCENTIVE STOCK OPTION PLAN

            The purpose of this Incentive Stock Option Plan (the "Plan") is to assist The Fresh Juice Company, Inc. (the "Company") in retaining and attracting key employees by enabling them to acquire Common Stock of the Company and thus providing incentive for them to expend maximum effort for the success of the Company's business.

            1. Amount and Source of Stock. The aggregate number and class of shares which may be subject to options granted pursuant to the Plan is Five Hundred Thousand 500,000 shares of Common Stock of the Company of the par value of $.01 per share, subject to adjustment as provided in Section 9 of the Plan. Such shares may be authorized but unissued shares of Common Stock of the Company or may be shares held in or acquired for the treasury of the Company. Any shares of stock reserved for issuance or transfer under an option which for any reason terminates unexercised as to such shares may be reserved for issuance or transfer under another option granted under the Plan. The aggregate fair market value (determined at the time options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during a calendar year (under the Plan or any other incentive stock option plan of the Company or any parent or subsidiary of the Company) shall not exceed $100,000.

            2.    Administration of the Plan.

            (a) The Board of Directors of the Company shall appoint a Stock Option Plan Committee (the "Committee") consisting of not less than three members. The Committee shall recommend to the Board of Directors the names of those key employees who are to receive options under the Plan and the number of shares of Common Stock to be subject to such options. Options granted under the Plan shall, subject to the provisions of Section 5 hereof, be in such form as determined by the Committee and approved by the Board of Directors. The Committee shall interpret the Plan, prescribe amend and rescind rules and regulations, forms, notices and agreements relating to it and make all determinations necessary or advisable for its administration in a manner consistent with the intention that all options granted pursuant to the Plan qualify as Incentive Stock Options pursuant to Section 422(b) of the Internal Revenue Code of 1986, all such actions as approved by the Board of Directors to be final and conclusive.

            (b) The Board of Directors may from time to time appoint members of the Committee in addition to or in substitution for members previously appointed and may fill any vacancies in the Committee. The Committee shall elect one of its members as Chairman, and may appoint a secretary, who need not be a member of the Committee, to keep minutes of its meetings. Meetings of the Committee shall be held at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum. All action
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of the Committee shall be by a majority of its members. Any action may be taken by unanimous written consent setting forth the action taken, signed by all of the members of the Committee, and action so taken shall have the same effect as if it had been taken by unanimous vote at a meeting duly held and called. The Committee shall report its action at meetings or by unanimous written consent to the Board of Directors.

            (c) At any time prior to the appointment of the Committee and at any time thereafter when the Committee shall not be duly constituted, the Board of Directors shall exercise all the functions of the Committee under the Plan.

            3. Effective Date and Term of Plan. The Plan shall become effective when adopted by the Board of Directors of the Company, except that unless the Plan is authorized by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock within 12 months after its adoption by the Board of Directors, the Plan and all options outstanding under the Plan shall terminate at the expiration of that 12 month period. Options may be granted under the Plan within 10 years from the date of its adoption by the Board of Directors, but not thereafter.

            4. Eligible Participants. Only the key employees of the Company and any subsidiaries of the Company shall be eligible to receive options under the Plan. A key employee who is also a director of the Company or of one of its subsidiaries shall be eligible to participate under the Plan. Except as provided in Section 5(e), no option shall be granted to an individual who, immediately before the granting of the option, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

            5. Grant and Terms of Options. The Board of Directors may grant options at any time or from time to time prior to the termination of the Plan, and except as hereinafter provided, such options shall be subject to the following terms and conditions and shall in all respects qualify as Incentive Stock Options pursuant to Section 422(b) of the Internal Revenue Code of 1986.

            (a) Purchase Price. The purchase price provided for in each option granted pursuant to the Plan shall be determined by the Board of Directors, provided that in no instance shall such price be less than the fair market value of the shares subject to the option on the date on which the option is granted.

            (b) Duration of Option. Each option granted pursuant to the Plan will terminate no later than ten years from the date on which it is granted, unless it is terminated earlier under Section 7 or 8.


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            (c) Transferability of Option. No option shall be transferable by the employee in whole or in part other than by will or the laws of descent and distribution, and each option shall be exercisable, during the lifetime of the employee, only by him or her.

            (d) Exercise of Option. Subject to the provisions of this Section 5, the Board of Directors shall have absolute discretion in determining whether any option granted hereunder shall be exercisable in whole at one time or in part from time to time and, if in part from time to time, the rate at which such option shall be exercisable on a cumulative or non-cumulative basis. Except, as provided in Sections 7 and 8 or unless the Board of Directors shall otherwise determine, no option may be exercised at a time when the optionee is not an employee of the Company or one of its subsidiaries.

            (e) Special Ten Percent Shareholder Rule. Sections 4, 5(a) and (b) notwithstanding, an option may be granted to an individual, who immediately before the granting of the option owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, if at the time such option is granted, (i) the option price is at least 110% of the fair market value of the stock subject to the option, and (ii) such option by its terms may not be exercised after the expiration of five years from the date on which it was granted.

      6. Manner of Exercise of Options. Unless the Board of Directors shall otherwise determine, an option, to the extent exercisable under the Plan, may be exercised by delivery to the Secretary of the Company, at its principal office, of a written notice, signed by the person entitled to exercise the option, specifying the number of shares purchasable under the option which the optionee then wishes to purchase, together with a certified or bank cashier's check payable to the order of the Company, in the amount of the aggregate option price for such number of shares. Unless the shares to be acquired upon exercise of an option may, at the time of such acquisition, be lawfully resold in accordance with a then currently effective registration statement or post-effective amendment under the Securities Act of 1933, the Board of Directors may provide, as a condition to the delivery of any shares to be purchased upon exercise of the option, that the Company receive appropriate evidence that the optionee is acquiring the shares for investment and not with a view to the distribution or public offering of the shares, or any interest in the shares, and a representation to the effect that the optionee shall make no sale or other disposition of the shares unless (a) the Company shall have received an opinion of counsel satisfactory to it in form and substance that the sale or other disposition may be made without registration under the then applicable provisions of the Securities Act of 1933 and the related rules and regulations of the Securities and Exchange Commission, or (b) the shares shall be included in a currently effective registration statement or post-effective amendment under the Securities Act of 1933. In no event shall stock be issued or certificates be delivered until full payment shall have been received by the Company, nor shall the optionee have any right or status as a stockholder prior to such payment.


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            7. Termination of Employment. Unless the Board of Directors shall otherwise determine, in the event that the employment of an optionee by the Company or one of its subsidiaries shall be terminated other than for cause or by reason of the death or permanent disability of the optionee, the option may be exercised by the optionee to the extent that he or she was entitled to do so at the termination of his or her employment, at any time within three months after such termination, but in no event may an option be exercised after its stated expiration date. In the event that the employment of an employee shall be terminated for cause, any option held by the employee under the Plan, to the extent not previously exercised, shall forthwith terminate. Normal retirement or early retirement with the consent of the Company pursuant to any retirement plan shall not constitute a termination of employment for cause, but shall be considered for this purpose to be a termination other than for cause. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

            8. Death or Disability of an Optionee. Unless the Board of Directors shall otherwise determine, if an optionee shall die while employed by the Company, the option may be exercised (a) to the extent that the employee was entitled to do so at the date of his or her death, and (b) to the additional extent that the employee would have been entitled to do so had the option been exercisable with respect to the full number of shares covered by the option, by a legatee or legatees of the optionee under his or her last will or by his or her personal representative or distributees at any time within one year after the date of death, but in no event may the option be exercised after its stated expiration date.

            Unless the Board of Directors shall otherwise determine, if an optionee shall die within three months after the involuntary termination, other than for cause, of his or her employment by the Company or any of its subsidiaries, the option may be exercised, to the extent that the employee was entitled to do so at the date of his or her death, by a legatee or legatees of the optionee under his or her last will or by his or her personal representatives or distributees at any time within one year after the date of death, but in no event may the option be exercised after its stated expiration date.

            Unless the Board of Directors shall otherwise determine, if an optionee shall become permanently disabled (within the meaning of section 105(d)(4) of the Internal Revenue Code of 1986) while employed by the Company, the option may be exercised by the optionee to the extent that he or she was entitled to do so at the termination of his or her employment, at any time within one year after such termination, but in no event may an option be exercised after its stated expiration date.

            9. Adjustment of Number and Price of Shares Subject to Options. If the outstanding shares of the Common Stock of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or


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securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue Common Stock as a dividend or upon a stock split, then the number and kind of shares available for purposes of the Plan and all shares subject to the unexercised portion of any options previously granted and the exercise price of those options shall be appropriately adjusted. However, no such adjustment shall change the total exercise price applicable to the unexercised portion of any outstanding option.

            Adjustments under this Section 9 shall be made by the Board of Directors, whose determination as to what adjustments shall be made shall be final and binding. In computing any adjustment under this Section 9, any fractional share which might otherwise become subject to an option shall be eliminated.

            10. Amendment or Discontinuance of Plan. The Board of Directors may alter, suspend or discontinue the Plan at any time, except that no action of the Board may, without appropriate stockholder action, increase the maximum number of shares subject to the Plan, alter the class of employees eligible for the grant of options, or change the manner of determining the price of options granted under the Plan; and, without the consent of the optionee, no such action shall alter the terms of, or impair the rights of the optionee under, any option previously granted pursuant to the Plan.

            11. (a) Subsidiary. As used herein the term "subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Internal Revenue Code of 1986.

                  (b) Governing Law. The Plan shall be governed by the laws of the State of Delaware.

                  (c) Regulatory Approvals. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of shares of Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock under the Plan, no option may be exercised unless and until such listing registration, qualification, consent, or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

            12. Option Agreement Required. Each grant made pursuant to the Plan shall be evidenced by an Option Agreement (the "Agreement"). No person shall have any rights under any option granted under the Plan unless and until the person to whom such option shall be granted shall have executed and delivered an Agreement to the Company. The Committee shall prescribe the form of all Agreements. A fully executed counterpart of the Agreement shall be provided to both the Company and the recipient of the grant.


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